================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-5066

                    SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                             Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                         Date of fiscal year end: MAY 31
                     Date of reporting period: MAY 31, 2004
================================================================================

ITEM 1. REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                         ARIZONA MUNICIPALS FUND INC.

               CLASSIC SERIES  |  ANNUAL REPORT  |  MAY 31, 2004


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE


        Letter from the Chairman....................................  1

        Manager Overview............................................  3

        Fund Performance............................................  7

        Historical Performance......................................  8

        Schedule of Investments.....................................  9

        Statement of Assets and Liabilities......................... 15

        Statement of Operations..................................... 16

        Statements of Changes in Net Assets......................... 17

        Notes to Financial Statements............................... 18

        Financial Highlights........................................ 26

        Report of Independent Registered Public Accounting Firm..... 29

        Additional Information...................................... 30

        Tax Information............................................. 34

                           LETTER FROM THE CHAIRMAN


[PHOTO]

R. JAY GERKEN
R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,
During the past year, a pronounced pick-up/i/ in the pace of economic growth from its sluggish state in early 2003 triggered a sea change in the bond markets. The acceleration in the national economy also trickled down to a state level to an extent, leading Moody's Investors Service to upgrade its outlook on bonds issued by the State of Arizona from negative to stable earlier this year./ii /Even the U.S. labor market, which generated lackluster results throughout much of the period, grew significantly during the past several months by some measures./iii/

Although interest rates were on the decline earlier in the fund's fiscal year, the shift in interest rate perceptions triggered volatility in the bond markets and bond yields spiraled upward, particularly toward the end of the year. However, given that the fund's manager had anticipated that the U.S. economy could begin to pick up, the manager maintained a more defensive posture in managing exposure to interest rate sensitivity versus prior periods when rates were declining. Although this approach detracted from the fund's performance during times when bond prices rose, it diminished some of the downward pricing pressures on the portfolio when prices retreated and yields rose, such as in April.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

       1 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 20, 2004

       2 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

                               MANAGER OVERVIEW

[PHOTO]

Joseph P. Deane
JOSEPH P. DEANE
Vice President and Investment Officer

[PHOTO]

David T. Fare
DAVID T. FARE
Vice President and Investment Officer

Special Shareholder Notice
On February 2, 2004, the initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Effective April 29, 2004, the Fund's Board appointed David Fare Co-Portfolio Manager of the fund, joining Joe Deane in managing the fund. Mr. Fare is Vice President and Investment Officer of the fund. Mr. Fare is an investment officer of the fund's adviser, Smith Barney Fund Management LLC. Mr. Fare is a Director of


                             PERFORMANCE SNAPSHOT
                              AS OF MAY 31, 2004
                           (excluding sales charges)

                                                     6 Months 12 Months
Class A Shares                                         0.28%     4.45%
Lehman Brothers Municipal Bond Index                  -0.22%    -0.03%
Lipper Arizona Municipal Debt Funds Category Average  -0.39%    -0.28%

   The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

   Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.12% and Class C shares returned 0.10% over the six months ended May 31, 2004. Excluding sales charges, Class B shares returned 4.00% and Class C shares returned 3.97% over the 12 months ended May 31, 2004.

   Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended May 31, 2004, calculated among the 36 funds for the six- and 12-month periods, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

       3 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

Citigroup Global Markets Inc. and Portfolio Manager of Citigroup Asset Management. He has been with CGM or its predecessor firms since 1989. Mr. Fare holds a B.A. from St. John's University.

Performance Review
For the 12 months ended May 31, 2004, Class A shares of the Smith Barney Arizona Municipals Fund Inc., excluding sales charges, returned 4.45%. In comparison the unmanaged broad-based Lehman Brothers Municipal Bond Index/iv/ returned -0.03% and its Arizona municipal bond component subindex returned -0.02% for the same period./v/ The fund's Lipper peer group of Arizona municipal debt funds category average returned -0.28% for the 12-month period./1/

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Market Snapshot
The interest rate environment experienced an about-face over the past year. The municipal bond markets got off to a relatively strong start last spring as the economy was still in a relatively sluggish state and interest rates were still declining. To help boost economic activity, last June the Fed reduced its target for the federal funds rate,/vi/ which dropped to four-decade lows. However, bond prices retreated through the early summer following comments from the Fed about its monetary policy and data suggesting a recent pick-up in economic activity. Although this led to concerns about rising interest rates, as bond prices move opposite to anticipated interest rate movements, inflation remained contained. When the summer came to a close, the broader bond markets stabilized and bonds traded in a fairly narrower range in the fall versus the summer.

In terms of the national economy, annual growth of real gross domestic product/i/ rose over the period versus levels in early 2003. Moody's Investors Service, a major credit ratings service, upgraded its outlook on the State of Arizona's debt obligations from negative to positive amid signs suggesting an improvement in the state's economy./ii/ In 2004, comments from the Fed about the improvement in the economy, coupled with stronger reports on job growth late in the period and a pick-up in inflation, generated more pronounced concerns about interest rates. As a result, bond prices pulled back significantly, particularly toward the end of the first and during the second calendar quarters. Although municipal bond prices fluctuated in May, they held up better than during periods in March and April./vii/

/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended May 31, 2004, calculated among the 36 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

       4 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

Factors Influencing Fund Performance
Given that we anticipated that the economy would improve and yields would eventually rise and exert pressure on bond prices, we took a more cautious stance in terms of the fund's exposure to interest rate risk than we had in past years when the Fed was in the middle of its rate-cutting cycle. For example, to help mitigate the effects of a possible rise in interest rates, we structured the portfolio defensively in terms of the fund's duration (a measure of a portfolio's price sensitivity to interest rate movements). The fund maintained an emphasis on longer-term, premium-priced higher-coupon callable bonds and continued to hold a short position in U.S. Treasury futures to help hedge the portfolio against some of the effects of a potential rise in interest rates./viii/ Although our conservative approach at times limited the fund's full participation in market rallies, it helped reduce the negative impact on the fund during times when bond prices declined, such as during April.

The fund's assets were concentrated in revenue bonds, which are backed by revenue streams of specific public works. In general, given their yields during the period, we favored revenue bonds to many comparable-maturity state-backed general obligation bonds on a risk/reward basis. Rather than target specific industries, however, we invested in bonds that we felt offered better overall relative values after taking into account their yields in accordance with their credit risk.

We have maintained the view that the key to pursuing an effective offense is to develop a strong defense. Therefore, while no one can say for sure where interest rates and bond prices will be, given the recent economic picture, as of the end of the period we continued to maintain a defensive posture in regard to interest rate risk.

Thank you for your investment in the Smith Barney Arizona Municipals Fund Inc. We appreciate your confidence in our stewardship of your assets and we value our relationship with you.

               Sincerely,
               /s/ Joseph P. Deane

                                              /s/ David T. Fare
               Joseph P. Deane                David T. Fare
               Vice President                 Vice President and
               and Investment Officer         Investment Officer

               June 7, 2004


       5 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of May 31, 2004 and are subject to change. Please refer to pages 9 through 12 for a list and percentage breakdown of the fund's holdings.
RISKS: Keep in mind, the fund's investments are subject to interest rate and credit risks. Portfolio holdings may include lower-rated securities that present greater risk of loss of principal and interest than higher-rated securities. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/Source: Based upon gross domestic product data from the Bureau of Economic
   Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/ii/Based upon data derived from the Governor's Office for the State of Arizona
    (www.GOVERNOR.STATE.AZ.US).
/iii/Based upon non-farm payroll growth data from the U.S. Department of Labor. /iv/The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
/v/Source: Lehman Brothers. This subindex is a broad measure of the market for
   Arizona municipal bonds with maturities of at least one year.
/vi/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
/vii/Based upon data derived via Bloomberg L.P.
/viii/Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


       6 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                            Without Sales Charges/(1)/
                            --------------------------
                            Class A Class B Class C/(2)/
--------------------------------------------------------
Twelve Months Ended 5/31/04  4.45%   4.00%     3.97%
-------------------------------------------------------
Five Years Ended 5/31/04     4.18    3.64      3.59
-------------------------------------------------------
Ten Years Ended 5/31/04      5.47    4.92       N/A
-------------------------------------------------------
Inception* through 5/31/04   6.38    5.04      5.49
-------------------------------------------------------

                              With Sales Charges/(3)/
                            ---------------------------
                            Class A Class B  Class C/(2)/
---------------------------------------------------------
Twelve Months Ended 5/31/04  0.23%   (0.50)%    2.97%
--------------------------------------------------------
Five Years Ended 5/31/04     3.33     3.47      3.59
--------------------------------------------------------
Ten Years Ended 5/31/04      5.04     4.92       N/A
--------------------------------------------------------
Inception* through 5/31/04   6.12     5.04      5.49
--------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)


                                          Without Sales Charges/(1)/
--------------------------------------------------------------------
Class A (5/31/94 through 5/31/04)                       70.38%
-------------------------------------------------------------------
Class B (5/31/94 through 5/31/04)                       61.64
-------------------------------------------------------------------
Class C (Inception* through 5/31/04)/(2)/               65.87
-------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) On April 29, 2004, Class L shares were renamed as Class C shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales on Class C shares is no longer imposed effective February 2, 2004.
 + All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
 * Inception dates for Class A, B and C shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.

       7 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)

                Value of $10,000 Invested in Class A Shares of
                 Smith Barney Arizona Municipals Fund Inc. vs.
                   Lehman Brothers Municipal Bond Index and
                 Lipper Arizona Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                             May 1994 -- May 2004

                                    [CHART]

      Smith Barney Arizona
      Municipals Fund Inc.     Lehman Brothers     Lipper Arizona Municipal
        -- Class A Shares    Municipal Bond Index     Debt Funds Average
      ---------------------  --------------------  ------------------------
5/94           9,599                10,000                   10,000
5/95          10,499                10,912                   10,900
5/96          10,900                11,410                  11,286
5/97          11,779                12,355                   12,164
5/98          12,840                13,514                   13,225
5/99          13,327                14,147                   13,706
5/00          12,975                14,138                   13,300
5/01          14,275                15,855                   14,664
5/02          15,047                16,886                   15,512
5/03          15,658                18,636                   16,845
5/04          16,355                18,681                   16,798

+Hypothetical illustration of $10,000 invested in Class A shares on May 31, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2004. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Arizona Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (36 funds as of May 31, 2004). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

       8 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS                                            MAY 31, 2004

   FACE
  AMOUNT   RATING(a)                              SECURITY                                  VALUE
----------------------------------------------------------------------------------------------------
General Obligation -- 21.9%
                     Maricopa County GO:
                       Elementary School District No. 8, Osborne Elementary School
                        District:
$1,000,000 A             7.500% due 7/1/09                                               $ 1,190,210
   210,000 AAA           Series A, FGIC-Insured, 5.875% due 7/1/14                           226,252
   650,000 AAA         Elementary School District No. 14, (Creighton School
                        Improvement Project of 1990), Series C, FGIC-Insured,
                        (Partially escrowed to maturity with U.S. government
                        securities), 6.500% due 7/1/08                                       738,563
                       Elementary School District No. 40, (Glendale School
                        Improvement Project), AMBAC-Insured:
   565,000 AAA           6.300% due 7/1/11 (b)                                               597,233
   435,000 AAA           Call 7/1/05 @ 101, 6.300% due 7/1/11 (b)(c)                         461,418
   390,000 AAA         School District No. 008, FGIC-Insured,
                        (Call 7/1/06 @ 101), 5.875% due 7/1/14 (c)                           424,090
   635,000 AAA         School District No. 80, Chandler Unified School District, FGIC-
                        Insured, (Call 7/1/04 @ 101), 5.800% due 7/1/12 (c)                  643,674
 1,000,000 AA          Unified High School District No. 210, (Phoenix Project of 1995),
                        Series B, (Partially Pre-Refunded -- Escrowed with U.S.
                        government securities to 7/1/06 Call @ 101),
                        5.375% due 7/1/13                                                  1,077,290
                     Phoenix GO:
 1,400,000 AA+         Refunding, Series A, 6.250% due 7/1/17 (d)                          1,673,966
                       Series B:
   400,000 AA+          5.000% due 7/1/22                                                    407,704
   575,000 AA+          5.000% due 7/1/23                                                    582,216
   400,000 A+        Phoenix Special Assignment GO, Central Avenue Improvement
                      District, 7.000% due 1/1/06                                            401,628
 1,000,000 AAA       Pima County GO, Unified School District No. 1, Tucson,
                      FGIC-Insured, 7.500% due 7/1/10 (d)                                  1,219,080
   500,000 AAA       Pinal County Unified School District No. 43, GO, Apache Junction,
                      Series A, FGIC-Insured, (Pre-Refunded -- Escrowed with state and local government securities to 7/1/06 Call @ 101),
                      5.850% due 7/1/15                                                      543,455
 1,000,000 AAA       Tempe Union High School District No. 213, GO, FGIC-Insured,
                      (Pre-Refunded -- Escrowed with state and local government
                      securities to 7/1/04 Call @ 101), 6.000% due 7/1/10                  1,013,820
---------------------------------------------------------------------------------------------------
                                                                                          11,200,599
---------------------------------------------------------------------------------------------------
Hospitals -- 15.0%
 1,500,000 Ba2*      Arizona Health Facilities Authority, Hospital Systems Revenue,
                      Phoenix Children's Hospital, Series A, 6.125% due 11/15/22 (d)       1,345,140
                     Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000 BBB         5.900% due 4/1/09 (d)                                               1,591,005
 1,000,000 BBB         6.125% due 4/1/18                                                   1,031,640

                      See Notes to Financial Statements.

       9 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004

   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Hospitals -- 15.0% (continued)
$  500,000 AAA       Maricopa County IDA, Hospital Revenue, Samaritan Health
                      Services, Series A, MBIA-Insured, 7.000% due 12/1/16 (e)         $   620,585
 3,000,000 AAA       Mesa IDA, Discovery Health Systems, Series A, MBIA-Insured,
                      5.625% due 1/1/29 (d)                                              3,083,580
-------------------------------------------------------------------------------------------------
                                                                                         7,671,950
-------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 8.8%
                     Maricopa County IDA, MFH Revenue:
   500,000 AAA        Metro Gardens, (Mesa Ridge Project), Series A, MBIA-Insured,
                        5.650% due 7/1/19                                                  498,170
 2,125,000 NR         Stanford Court Apartments, Series B, 6.250% due 7/1/18 (d)         1,856,379
                     Phoenix IDA, MFH Revenue:
                      Ventana Palms Apartments Project, Series A, MBIA-Insured:
   150,000 Aaa*         6.100% due 10/1/19                                                 158,501
   950,000 Aaa*         6.150% due 10/1/29                                               1,002,554
   970,000 AA         Woodstone & Silver Springs, Radian-Insured,
                        6.250% due 4/1/23                                                  974,607
-------------------------------------------------------------------------------------------------
                                                                                         4,490,211
-------------------------------------------------------------------------------------------------
Housing: Single-Family -- 0.1%
    55,000 AAA       Phoenix IDA, Single-Family Mortgage Revenue, GNMA/FNMA/
                      FHLMC-Collateralized, 6.300% due 12/1/12 (f)                          56,743
-------------------------------------------------------------------------------------------------
Industrial Development -- 8.1%
   750,000 NR        Navajo County IDA, IDR, (Stone Container Corp. Project),
                      7.400% due 4/1/26 (f)                                                757,073
   700,000 A-1+      Phoenix, Arizona IDA Revenue, (Valley of the Sun YMCA Project),
                      1.090% due 1/1/31 (g)                                                700,000
                     Pima County IDA, Industrial Revenue Refunding:
   450,000 AAA        FSA-Insured, 7.250% due 7/15/10                                      461,205
 1,000,000 B+         Tucson Electric Power Co. Project, Series B, 6.000% due 9/1/29       953,730
   250,000 NR        Tempe IDA, IDR, Friendship Village Refunding, Series A,
                      6.250% due 12/1/04                                                   250,417
 1,000,000 AAA       Tucson IDA, Lease Revenue, University of Arizona/Marshall
                      Foundation, Series A, AMBAC-Insured, 5.000% due 7/15/22            1,018,650
-------------------------------------------------------------------------------------------------
                                                                                         4,141,075
-------------------------------------------------------------------------------------------------
Miscellaneous -- 24.6%
   250,000 AAA       Arizona State Municipal Financing Program, COP, Series 20,
                      BIG-Insured, 7.625% due 8/1/06 (e)                                   265,080
   750,000 Aa1*      Arizona Student Loan Acquisition Authority, Student Loan
                      Revenue, Series B, 6.600% due 5/1/10 (f)                             768,300
   500,000 AAA       Casa Grande Excise Tax Revenue, FGIC-Insured,
                      (Call 4/1/05 @ 100), 6.200% due 4/1/15 (c)                           518,615

                      See Notes to Financial Statements.

       10 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004

   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Miscellaneous -- 24.6% (continued)
                     Phoenix Civic Improvement Corp., Excise Tax Revenue, Sr. Lien:
$2,630,000 AAA         Adams Street Garage Project B, 5.375% due 7/1/29 (d)          $ 2,706,007
 2,350,000 AAA         Municipal Courthouse Project A, 5.375% due 7/1/10 (d)           2,417,915
                     Sierra Vista Municipal Property Corp., Muni Facilities Revenue,
                      AMBAC-Insured:
   355,000 AAA          6.000% due 1/1/11                                                367,670
   500,000 AAA          6.150% due 1/1/15                                                518,125
 2,050,000 A-1+      Tempe, Arizona Excise Tax Revenue, (Tempe Center for the Arts
                      Project), 1.080% due 7/1/20 (g)                                  2,050,000
 1,000,000 AA        Tucson COP, (Pre-Refunded -- Escrowed with state and local government securities to 7/1/04 Call @ 100),
                      6.375% due 7/1/09                                                1,004,120
 2,000,000 AAA       University of Arizona COP, Series B, AMBAC-Insured,
                      5.000% due 6/1/28 (d)                                            1,994,460
------------------------------------------------------------------------------------------------
                                                                                      12,610,292
------------------------------------------------------------------------------------------------
Pollution Control -- 5.3%
 1,800,000 VMIG 1*   Apache County IDA Revenue, Tucson Electric Power, Series 83A,
                      1.080% due 12/15/18 (g)                                          1,800,000
 1,000,000 B-        Coconino County Pollution Control Corp., Revenue Refunding,
                      Nevada Power Co. Project, 6.375% due 10/1/36 (f)                   931,070
------------------------------------------------------------------------------------------------
                                                                                       2,731,070
------------------------------------------------------------------------------------------------
Transportation -- 4.9%
                     Phoenix Civic Improvement Corp., Airport Revenue:
 1,000,000 AAA         FGIC-Insured, 5.375% due 7/1/29 (f)                             1,002,620
 1,500,000 AAA         Series A, FSA-Insured, 5.000% due 7/1/25 (d)                    1,508,520
------------------------------------------------------------------------------------------------
                                                                                       2,511,140
------------------------------------------------------------------------------------------------
Utilities -- 7.2%
                     Agricultural Improvement and Power District, Electric Systems
                      Revenue, (Salt River Project):
 1,000,000 AA           Series A, 5.000% due 1/1/23                                    1,015,290
 1,555,000 AA           Series B, 5.000% due 1/1/31 (d)                                1,548,142
   183,000 BBB-      Prescott Valley Improvement District, Special Assessment, Sewer
                      Collection System, Roadway Repair, 7.900% due 1/1/12               187,414
 1,000,000 BBB       Yavapai County IDA, IDR, (Citizens Utilities Co. Project),
                      5.450% due 6/1/33 (f)                                              968,210
------------------------------------------------------------------------------------------------
                                                                                       3,719,056
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

       11 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2004

   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Water and Sewer -- 4.1%
$1,000,000 Aaa*      Arizona Water Infrastructure Finance Authority, Series A,
                      (Call 10/1/11 @ 100), 5.000% due 10/1/19 (c)               $ 1,094,140
 1,000,000 AAA       Phoenix Civic Improvement Corp., Wastewater System Revenue,
                      FGIC-Insured, 5.000% due 7/1/24                              1,007,670
--------------------------------------------------------------------------------------------
                                                                                   2,101,810
--------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100.0%
                     (Cost -- $50,031,163**)                                     $51,233,946
--------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) All or a portion of this security is held as collateral for open futures contracts.
(c) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d) All or a portion of this security is segregated by the custodian for open futures contracts.
(e) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(g) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 13 and 14 for definitions of ratings and certain abbreviations.


                      See Notes to Financial Statements.

       12 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus ( - ) sign to show relative standings within the major rating categories.
AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &
       Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circum- stances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB  -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse busi- ness, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B   -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, finan- cial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
       "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear some- what larger than in "Aaa"
       securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
       Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

       13 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety charac- teristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess over- whelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 ABBREVIATIONS* (UNAUDITED)


ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --Ambac Assurance Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
CHFCLI --California Health Facility Construction Loan Insurance
CONNIE --College Construction Loan Insurance Association
  LEE
COP    --Certificate of Participation
EDA    --Economic Development Authority
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FLAIRS --Floating Adjustable Interest Rate Securities
FNMA   --Federal National Mortgage Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HDC    --Housing Development Corporation

HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MFH    --Multi-Family Housing
MVRICS --Municipal Variable Rate Inverse Coupon Security
PCR    --Pollution Control Revenue
PSF    --Permanent School Fund
Radian --Radian Asset Assurance Co.
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax-Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday Demand
-----
*Abbreviations may or may not appear in the Schedule of Investments.

       14 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                                MAY 31, 2004

ASSETS:
  Investments, at value (Cost -- $50,031,163)                                       $51,233,946
  Cash                                                                                   20,006
  Interest receivable                                                                   962,191
  Receivable from broker -- variation margin                                            100,938
  Receivable for securities sold                                                         86,700
  Prepaid expenses                                                                        9,871
  Receivable for Fund shares sold                                                            72
-----------------------------------------------------------------------------------------------
  Total Assets                                                                       52,413,724
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                                     105,641
  Payable for Fund shares reacquired                                                     31,989
  Investment advisory fee payable                                                        13,341
  Administration fee payable                                                              8,894
  Distribution plan fees payable                                                          4,057
  Accrued expenses                                                                       51,521
-----------------------------------------------------------------------------------------------
  Total Liabilities                                                                     215,443
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                    $52,198,281
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                                       $     5,228
  Capital paid in excess of par value                                                52,393,220
  Undistributed net investment income                                                    36,232
  Accumulated net realized loss from investment transactions and futures contracts   (2,421,994)
  Net unrealized appreciation of investments and futures contracts                    2,185,595
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                    $52,198,281
-----------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                                             4,128,372
-----------------------------------------------------------------------------------------------
  Class B                                                                               757,839
-----------------------------------------------------------------------------------------------
  Class C                                                                               341,466
-----------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                          $9.98
-----------------------------------------------------------------------------------------------
  Class B *                                                                               $9.99
-----------------------------------------------------------------------------------------------
  Class C *                                                                               $9.98
-----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)                      $10.40
-----------------------------------------------------------------------------------------------

*Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00%
 CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 4).

                      See Notes to Financial Statements.

       15 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 STATEMENT OF OPERATIONS                         FOR THE YEAR ENDED MAY 31, 2004

INVESTMENT INCOME:
  Interest                                                                    $2,807,263
----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 4)                                               158,728
  Distribution plan fees (Note 7)                                                142,213
  Administration fee (Note 4)                                                    105,819
  Audit and legal                                                                 54,546
  Shareholder communications (Note 7)                                             32,404
  Custody                                                                         21,619
  Registration fees                                                               12,531
  Transfer agency services (Note 7)                                               11,202
  Directors' fees                                                                 11,053
  Other                                                                            4,924
----------------------------------------------------------------------------------------
  Total Expenses                                                                 555,039
----------------------------------------------------------------------------------------
Net Investment Income                                                          2,252,224
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
 Realized Gain (Loss) From:
   Investment transactions                                                         2,152
   Futures contracts                                                            (250,517)
----------------------------------------------------------------------------------------
  Net Realized Loss                                                             (248,365)
----------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments and Futures Contracts:
   Beginning of year                                                           1,909,092
   End of year                                                                 2,185,595
----------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                        276,503
----------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                     28,138
----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                        $2,280,362
----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

       16 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS                 FOR THE YEARS ENDED MAY 31,

                                                 2004          2003
        ----------------------------------------------------------------
        OPERATIONS:
         Net investment income               $  2,252,224  $  2,394,590
         Net realized loss                      (248,365)      (716,981)
         Increase in net unrealized
           appreciation                           276,503       420,064
        ---------------------------------------------------------------
         Increase in Net Assets From
           Operations                           2,280,362     2,097,673
        ---------------------------------------------------------------
        DISTRIBUTIONS TO
        SHAREHOLDERS FROM (NOTE 8):
         Net investment income                 (2,231,948)   (2,443,835)
        ---------------------------------------------------------------
         Decrease in Net Assets
           From Distributions to
           Shareholders                        (2,231,948)   (2,443,835)
        ---------------------------------------------------------------
        FUND SHARE TRANSACTIONS (NOTE 9):
         Net proceeds from sale of shares       9,143,962     9,101,785
         Net asset value of shares issued
           for reinvestment of dividends        1,012,784     1,220,521
         Cost of shares reacquired            (11,513,654)  (11,130,032)
        ---------------------------------------------------------------
         Decrease in Net Assets From Fund
           Share Transactions                  (1,356,908)     (807,726)
        ---------------------------------------------------------------
        Decrease in Net Assets                 (1,308,494)   (1,153,888)
        NET ASSETS:
         Beginning of year                     53,506,775    54,660,663
        ---------------------------------------------------------------
         End of year*                       $  52,198,281  $ 53,506,775
        ---------------------------------------------------------------
        * Includes undistributed net
         investment income of:                    $36,232       $15,956
        ---------------------------------------------------------------

                      See Notes to Financial Statements.

       17 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"); (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Investments in securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class or on another reasonable basis; (h) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

       18 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

It is the Fund's policy to distribute dividends monthly. Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC (''SBFM''), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million and 0.18% of the Fund's average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended May 31, 2004, the Fund paid transfer agent fees of $10,947 to CTB.

Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

       19 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

On February 2, 2004, the initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2004, CGM received sales charges of approximately $84,000 and $3,000 on sales of the Fund's Class A and C shares, respectively. In addition, for the year ended May 31, 2004, CDSCs paid to CGM for Class A and B shares were approximately $7,000 and $13,000, respectively.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the year ended May 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                              --------------------
                              Purchases $4,525,872
                              --------------------
                              Sales      6,958,747
                              --------------------

At May 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   -----------------------------------------
                   Gross unrealized appreciation $1,769,448
                   Gross unrealized depreciation   (566,665)
                   -----------------------------------------
                   Net unrealized appreciation   $1,202,783
                   -----------------------------------------

       20 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

6. Futures Contracts

Securities or cash equal to the initial margin amount, are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At May 31, 2004, the Fund had the following open futures contracts:

                      Number of               Basis      Market    Unrealized
                      Contracts Expiration    Value      Value        Gain
  ---------------------------------------------------------------------------
  Contracts To Sell:
  U.S. Treasury Bonds    170       6/04    $19,098,437 $18,115,625  $982,812
  ---------------------------------------------------------------------------

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended May 31, 2004, total Rule 12b-1 Distribution Plan fees incurred, which are accrued daily and paid monthly, were as follows:

                                             Class A Class B Class C
           ---------------------------------------------------------
           Rule 12b-1 Distribution Plan Fees $61,048 $56,039 $25,126
           ---------------------------------------------------------

       21 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

For the year ended May 31, 2004, total Transfer Agency Service expenses were as follows:

                                             Class A Class B Class C
            --------------------------------------------------------
            Transfer Agency Service Expenses $7,595  $2,626   $981
            --------------------------------------------------------

For the year ended May 31, 2004, total Shareholder Communication expenses were as follows:

                                              Class A Class B Class C
           ----------------------------------------------------------
           Shareholder Communication Expenses $22,348 $7,393  $2,663
           ----------------------------------------------------------

8. Distributions Paid to Shareholders by Class

                                       Year Ended   Year Ended
                Net Investment Income May 31, 2004 May 31, 2003
                -----------------------------------------------
                      Class A          $1,768,792   $1,884,380
                      Class B             326,753      420,544
                      Class C+            136,403      138,911
                -----------------------------------------------
                      Total            $2,231,948   $2,443,835
                -----------------------------------------------

+On April 29, 2004, Class L shares were renamed as Class C shares.

9. Capital Shares

At May 31, 2004, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

       22 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

Transactions in shares of each class were as follows:

                                      Year Ended             Year Ended
                                     May 31, 2004           May 31, 2003
                                ---------------------  ---------------------
                                 Shares      Amount     Shares      Amount
  ---------------------------------------------------------------------------
  Class A
  Shares sold                    807,089  $ 8,154,272   575,907  $ 5,832,668
  Shares issued on reinvestment   76,428      770,629    88,616      896,108
  Shares reacquired             (796,770)  (8,038,075) (786,641)  (7,988,657)
  ---------------------------------------------------------------------------
  Net Increase (Decrease)         86,747  $   886,826  (122,118) $(1,259,881)
  ---------------------------------------------------------------------------
  Class B
  Shares sold                     56,452  $   570,976   232,911  $ 2,367,706
  Shares issued on reinvestment   14,261      143,917    21,170      214,383
  Shares reacquired             (283,959)  (2,868,548) (252,796)  (2,557,156)
  ---------------------------------------------------------------------------
  Net Increase (Decrease)       (213,246) $(2,153,655)    1,285  $    24,933
  ---------------------------------------------------------------------------
  Class C+
  Shares sold                     41,437  $   418,714    89,315  $   901,411
  Shares issued on reinvestment    9,745       98,238    10,886      110,030
  Shares reacquired              (60,064)    (607,031)  (57,671)    (584,219)
  ---------------------------------------------------------------------------
  Net Increase (Decrease)         (8,882) $   (90,079)   42,530  $   427,222
  ---------------------------------------------------------------------------

+On April 29, 2004, Class L shares were renamed as Class C shares.

10.Capital Loss Carryforward

At May 31, 2004, the Fund had, for Federal income tax purposes, approximately $1,376,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on May 31 of the year indicated:

                                  2008      2009     2010     2012
            --------------------------------------------------------
            Carryforward Amounts $52,000 $1,033,000 $60,000 $231,000
            --------------------------------------------------------

In addition, the Fund had $63,045 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following year.

       23 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

11.Income Tax Information and Distributions to Shareholders

At May 31, 2004, the tax basis components of distributable earnings were:

                  --------------------------------------------
                  Undistributed tax-exempt income $   144,751
                  --------------------------------------------
                  Accumulated capital losses       (1,376,137)
                  --------------------------------------------
                  Unrealized appreciation           1,202,783
                  --------------------------------------------

At May 31, 2004, there was no difference between book basis and tax basis unrealized appreciation and depreciation.

The tax character of distributions paid during the years ended May 31, was:

                                         2004       2003
                    ---------------------------------------
                    Tax-exempt income $2,231,761 $2,443,835
                    Ordinary income          187         --
                    ---------------------------------------
                    Total             $2,231,948 $2,443,835
                    ---------------------------------------

12.Additional Information


Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

       24 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

13.Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers (the "Funds"), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injuctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

       25 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares                               2004/(1)/   2003/(1)/ 2002/(1)/  2001/(1)/   2000/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 9.98        $10.04    $10.00    $ 9.54      $10.31
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.44          0.45      0.48      0.49        0.50
  Net realized and unrealized gain (loss)       --         (0.05)     0.05      0.45       (0.77)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.44          0.40      0.53      0.94       (0.27)
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.44)        (0.46)    (0.49)    (0.48)      (0.48)
  Net realized gains                            --            --        --        --       (0.02)
---------------------------------------------------------------------------------------
Total Distributions                          (0.44)        (0.46)    (0.49)    (0.48)      (0.50)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 9.98        $ 9.98    $10.04    $10.00      $ 9.54
---------------------------------------------------------------------------------------
Total Return                                  4.45%         4.07%     5.40%    10.03%      (2.64)%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $41,220       $40,319   $41,824   $36,862     $36,524
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.92%         1.00%     0.91%     0.94%       0.88%
  Net investment income                       4.39          4.48      4.80      4.98        5.09
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                          9%           11%       11%        6%         16%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

       26 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares                               2004/(1)/   2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 9.98        $10.05    $10.00    $ 9.54    $10.30
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.39          0.40      0.42      0.44      0.45
  Net realized and unrealized gain (loss)     0.01         (0.06)     0.07      0.45     (0.77)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.40          0.34      0.49      0.89     (0.32)
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.39)        (0.41)    (0.44)    (0.43)    (0.42)
  Net realized gains                            --            --        --        --     (0.02)
---------------------------------------------------------------------------------------
Total Distributions                          (0.39)        (0.41)    (0.44)    (0.43)    (0.44)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 9.99       $  9.98   $ 10.05    $10.00    $ 9.54
---------------------------------------------------------------------------------------
Total Return                                  4.00%         3.38%     4.92%     9.40%    (3.11)%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 7,571       $ 9,694   $ 9,746   $11,988   $15,860
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.47%         1.54%     1.41%     1.48%     1.41%
  Net investment income                       3.84          3.94      4.20      4.44      4.56
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                          9%           11%       11%        6%       16%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

       27 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class C Shares/(1)/                          2004/(2)/     2003/(2)/   2002/(2)/   2001/(2)/  2000/(2)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 9.97         $10.04      $10.00      $ 9.53     $10.30
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.38           0.40        0.42        0.43       0.43
  Net realized and unrealized gain (loss)     0.01          (0.07)       0.05        0.46      (0.76)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.39           0.33        0.47        0.89      (0.33)
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.38)         (0.40)      (0.43)      (0.42)     (0.42)
  Net realized gains                            --             --          --          --      (0.02)
---------------------------------------------------------------------------------------------
Total Distributions                          (0.38)         (0.40)      (0.43)      (0.42)     (0.44)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 9.98         $ 9.97      $10.04      $10.00     $ 9.53
---------------------------------------------------------------------------------------------
Total Return                                  3.97%          3.35%       4.78%       9.48%     (3.24)%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $3,407         $3,494      $3,091      $1,837       $988
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.50%          1.57%       1.51%       1.48%      1.56%
  Net investment income                       3.81           3.91        4.18        4.44       4.38
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          9%            11%         11%          6%        16%
---------------------------------------------------------------------------------------------

(1) On April 29, 2004, Class L shares were renamed as Class C shares.
(2) Per share amounts have been calculated using the monthly average shares method.

       28 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Smith Barney Arizona Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Arizona Municipals Fund Inc. ("Fund") as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG
New York, New York
July 19, 2004

       29 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Smith Barney Arizona Municipals Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                       Number of
                                                                      Investment
                                    Term of                           Portfolios
                                  Office* and        Principal          in Fund     Other Board
                      Position(s)   Length         Occupation(s)        Complex     Memberships
Name, Address          Held with    of Time         During Past       Overseen by     Held by
and Age                  Fund       Served          Five Years         Director      Director
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Non-Interested Directors:
Dwight B. Crane        Director      Since    Professor -- Harvard        49           None
Harvard Business                     1987     Business School
School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett        Director      Since    President -- Dorsett        27           None
The Stratford #702                   1994     McCabe Capital
5601 Turtle Bay Drive                         Management Inc.;
Naples, FL 34108                              Chief Investment
Age 73                                        Officer of Leeb Capital
                                              Management, Inc.
                                              (Since 1999)

Elliot S. Jaffe        Director      Since    Chairman of                 27      The Dress Barn,
The Dress Barn Inc.                  1994     The Dress Barn, Inc.                Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman     Director      Since    Attorney                    55           None
Stephen E. Kaufman                   1988
PC
277 Park Avenue
47th Floor
New York, NY 10172
Age 72

Joseph J. McCann**     Director      Since    Retired                     28           None
200 Oak Park Place                   1988
Suite One
Pittsburgh, PA 15243
Age 74

       30 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

                                                                        Number of
                                                                       Investment
                                     Term of                           Portfolios
                                   Office* and        Principal          in Fund   Other Board
                       Position(s)   Length         Occupation(s)        Complex   Memberships
Name, Address           Held with    of Time         During Past       Overseen by   Held by
and Age                   Fund       Served          Five Years         Director    Director
----------------------------------------------------------------------------------------------
Cornelius C. Rose, Jr.  Director      Since    Chief Executive Officer     27         None
P.O. Box 5388                         1994     -- Performance
West Lebanon NH                                Learning Systems
03784
Age 71

Interested Director:
R. Jay Gerken, CFA***   Chairman,     Since    Managing Director of        221        None
Citigroup Asset         President     2002     Citigroup Global
Management              and Chief              Markets Inc. ("CGM");
("CAM")                 Executive              Chairman, President
399 Park Avenue         Officer                and Chief Executive
4th Floor                                      Officer of Smith Barney
New York, NY                                   Fund Management LLC
10022                                          ("SBFM"), Travelers
Age 53                                         Investment Adviser,
                                               Inc. ("TIA") and Citi
                                               Fund Management Inc.
                                               ("CFM"); President
                                               and Chief Executive
                                               Officer of certain
                                               mutual funds
                                               associated with
                                               Citigroup Inc.
                                               ("Citigroup"); Formerly
                                               Portfolio Manager of
                                               Smith Barney
                                               Allocation Series Inc.
                                               (from 1996 to 2001)
                                               and Smith Barney
                                               Growth and Income
                                               Fund (from 1996 to
                                               2000)

       31 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

                                                                    Number of
                                                                   Investment
                                  Term of                          Portfolios
                                Office* and       Principal          in Fund   Other Board
                  Position(s)     Length        Occupation(s)        Complex   Memberships
Name, Address      Held with      of Time        During Past       Overseen by   Held by
and Age              Fund         Served         Five Years         Director    Director
------------------------------------------------------------------------------------------

Officers:
Andrew B. Shoup  Senior Vice       Since    Director of CAM;           N/A         N/A
CAM              President,        2003     Senior Vice President
125 Broad Street Chief                      and Chief
11th Floor       Administrative             Administrative Officer
New York, NY     Officer,                   of mutual funds
10004            Treasurer and              associated with
Age 47           Chief                      Citigroup; Treasurer
                 Financial                  and Chief Financial
                 Officer/#/                 Officer of certain
                                            mutual funds
                                            associated with
                                            Citigroup; Head of
                                            International Funds
                                            Administration of CAM
                                            (from 2001 to 2003);
                                            Director of Global
                                            Funds Administration
                                            of CAM (from 2000 to
                                            2001); Head of U.S.
                                            Citibank Funds
                                            Administration of CAM
                                            (from 1998 to 2000)

Joseph P. Deane  Vice President    Since    Managing Director of       N/A         N/A
CAM              and               1988     CGM; Investment
399 Park Avenue  Investment                 Officer of SBFM
4th Floor        Officer
New York, NY
10022
Age 55

David T. Fare    Vice President    Since    Director of CGM;           N/A         N/A
CAM              and               2004     Investment Officer of
399 Park Avenue  Investment                 SBFM
4th Floor        Officer
New York, NY
10022
Age 41

       32 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

                                                                   Number of
                                                                  Investment
                                 Term of                          Portfolios
                               Office* and       Principal          in Fund   Other Board
                   Position(s)   Length        Occupation(s)        Complex   Memberships
Name, Address       Held with    of Time        During Past       Overseen by   Held by
and Age               Fund       Served         Five Years         Director    Director
-----------------------------------------------------------------------------------------
Andrew Beagley     Chief Anti-    Since    Director of CGM (since     N/A         N/A
CAM                Money          2002     2000); Director of
399 Park Avenue    Laundering              Compliance, North
4th Floor          Compliance              America, CAM (since
New York, NY       Officer                 2000); Chief Anti-
10022                                      Money
Age 41                                     Laundering Compliance
                                           Officer and Vice
                                           President of certain
                                           mutual funds
                                           associated with
                                           Citigroup; Director of
                                           Compliance, Europe,
                                           the Middle East and
                                           Africa, CAM (from
                                           1999 to 2000);
                                           Compliance Officer,
                                           Salomon Brothers
                                           Asset Management
                                           Limited, Smith Barney
                                           Global Capital
                                           Management Inc.,
                                           Salomon Brothers
                                           Asset Management
                                           Asia Pacific Limited
                                           (from 1997 to 1999)

Kaprel Ozsolak     Controller     Since    Vice President of CGM;     N/A         N/A
CAM                               2002     Controller of certain
125 Broad Street                           mutual funds
11th Floor                                 associated with
New York, NY                               Citigroup
10004
Age 38

Robert I. Frenkel  Secretary      Since    Managing Director and      N/A         N/A
CAM                and Chief      2003     General Counsel of
300 First Stamford Legal                   Global Mutual Funds
Place              Officer                 for CAM and its
4th Floor                                  predecessor (since
Stamford, CT                               1994); Secretary of
06902                                      CFM; Secretary and
Age 48                                     Chief Legal Officer of
                                           mutual funds
                                           associated with
                                           Citigroup

--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. McCann became Director Emeritus on June 30, 2004.
*** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
# Treasurer and Chief Financial Officer as of June 24, 2004.

       33 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2004:
   . 99.99% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes and Arizona State income tax purposes.

       34 Smith Barney Arizona Municipals Fund Inc. | 2004 Annual Report

                                  SMITH BARNEY
                          ARIZONA MUNICIPALS FUND INC.



DIRECTORS                 OFFICERS (continued)
Dwight B. Crane           Kaprel Ozsolak
Burt N. Dorsett           Controller
R. Jay Gerken, CFA
  Chairman                Robert I. Frenkel
Elliot S. Jaffe           Secretary and
Stephen E. Kaufman        Chief Legal Officer
Joseph J. McCann*
Cornelius C. Rose, Jr.    INVESTMENT ADVISER
                          AND ADMINISTRATOR
OFFICERS                  Smith Barney Fund
R. Jay Gerken, CFA          Management LLC
President and Chief
Executive Officer         DISTRIBUTOR
                          Citigroup Global Markets Inc.
Andrew B. Shoup
Senior Vice President,    CUSTODIAN
Chief Administrative      State Street Bank and
Officer, Treasurer and      Trust Company
Chief Financial Officer**
                          TRANSFER AGENT
Joseph P. Deane           Citicorp Trust Bank, fsb.
Vice President and        125 Broad Street, 11th Floor
Investment Officer        New York, New York 10004

David T. Fare             SUB-TRANSFER AGENT
Vice President and        PFPC Inc.
Investment Officer        P.O. Box 9699
                          Providence, Rhode Island
Andrew Beagley            02940-9699
Chief Anti-Money
Laundering Compliance
Officer

  * Mr. McCann became Director Emeritus on June 30, 2004.
 ** Treasurer and Chief Financial Officer as of June 24, 2004.

  Smith Barney Arizona Municipals Fund Inc.




  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's web site at www.sec.gov.




  This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

  SMITH BARNEY ARIZONA MUNICIPALS FUND INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

  www.smithbarneymutualfunds.com


 (C)2004 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD2223 7/04                                                             04-6911

ITEM 2. CODE OF ETHICS.

        The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        The Board of Directors of the registrant has determined that Dwight B. Crane, Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


        (a) Audit Fees for the Smith Barney Arizona Municipals Fund Inc. of $21,000 and $21,000 for the years ended 5/31/04 and 5/31/03.

        (b) Audit-Related Fees for the Smith Barney Arizona Municipals Fund Inc. of $0 and $0 for the years ended 5/31/04 and 5/31/03.

        (c) Tax Fees for Smith Barney Arizona Municipals Fund Inc. of $1,900 and $2,000 for the years ended 5/31/04 and 5/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Arizona Municipals Fund Inc.

        (d) All Other Fees for Smith Barney Arizona Municipals Fund Inc. of $0 and $0 for the years ended 5/31/04 and 5/31/03.

        (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

             The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

            The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
            (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

        (f) N/A

        (g) Non-audit fees billed by the Accountant for services rendered to Smith Barney Arizona Municipals Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Arizona Municipals Fund Inc. were $0 and $0 for the years ended 5/31/04 and 5/31/03.

        (h) Yes. The Smith Barney Arizona Municipals Fund Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Arizona Municipals Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.




ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
                Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)    Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)    Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002


         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

By:     /s/ R. Jay Gerken
        (R. Jay Gerken)
        Chief Executive Officer of
        SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

Date:   August 9, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ R. Jay Gerken
        (R. Jay Gerken)
        Chief Executive Officer of
        SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

Date:   August 9, 2004

By:     /s/ Andrew B. Shoup
        (Andrew B. Shoup)
        Chief Administrative Officer of
        SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

Date:   August 9, 2004